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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    SEPTEMBER 28, 1999
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                                                    (SEPTEMBER 27, 1999)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         OKLAHOMA                  1-13726                73-1395733
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(State or other jurisdiction    (Commission    (IRS Employer Identification No.)
of incorporation)               File Number)


      6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA            73118
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      (Address of principal executive offices)                      (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

     On September 27, 1999, Chesapeake Energy Corporation ("Chesapeake") issued a press release to provide the third quarter outlook. The September 27, 1999 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following exhibit is filed herewith:

     99. Press Release issued by the Registrant on September 27, 1999.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       CHESAPEAKE ENERGY CORPORATION



                                       BY: /s/ AUBREY K. McCLENDON
                                           -------------------------------------
                                               AUBREY K. McCLENDON,
                                            Chairman of the Board and
                                             Chief Executive Officer

Dated: September 28, 1999


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                                 EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99                Press Release issued by the Registrant on September 27, 1999.